                             [PHOTO APPEARS HERE]

                               AIM CHARTER FUND
[AIM LOGO APPEARS HERE]           ANNUAL REPORT                 OCTOBER 31, 1996

[PHOTO APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o The Fund's average annual total returns, including sales charges, for periods ended 9/30/96 (the most recent calendar quarter end) are as follows. For A shares, one year, 7.57% (13.83% excluding sales charges); five years, 10.89%; 10 years, 14.11%. For B shares one year, 8.05% (13.05% excluding sales charges); since inception on 6/15/95, 16.22%.
o AIM Charter Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o One-year performance includes reinvested distributions of $1.061 per share for Class A shares and $0.987 for Class B shares.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth and Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR
   ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                               AIM CHARTER FUND

                           For shareholders who seek
                        growth and income by investing
                       primarily in stocks of large-cap,
                            well-run companies with
                            a history of stable and
                              improving earnings
                           and generally increasing
                               dividend payouts.

                                                          THE CHAIRMAN'S LETTER



                   Dear Shareholder:

                   As you may have heard in the financial news, A I M Management
                   Group Inc. recently announced a significant event in our
                   company's history--an agreement to merge with INVESCO PLC,
  [PHOTO of        one of the world's largest independent investment management
  CHARLES T.       groups.
    BAUER,              AIM has long been known for its strategic planning and
 Chairman of       forward thinking. In seeking this merger, AIM had specific
 the Board of      goals in choosing a partner: to better AIM's position to
   the Fund        succeed in an increasingly competitive financial services
 APPEARS HERE]     environment, both in the U.S. and globally; to ensure the
                   continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
     Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
     With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
     Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
     Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
     The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ---------------------------
                               With INVESCO, AIM
                             achieves a strategic
                              combination with a
                          partner that offers comple-
                              mentary rather than
                            overlapping strengths.
                          ---------------------------

THE MANAGERS' OVERVIEW

FUND PURSUES CONSERVATIVE APPROACH TO GROWTH AND INCOME INVESTING

A ROUNDTABLE DISCUSSION WITH THE FUND MANAGEMENT TEAM FOR AIM CHARTER FUND FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM CHARTER FUND PERFORM DURING THE FISCAL YEAR?

A: The Fund's total return was 16.70% for A shares and 15.90% for B shares, which is consistent with the Fund's attractive historical returns: 17.09% average annual total returns for the 20 years ended October 31, 1996.* By comparison, over the same 20-year period, the average annual total return for the Lipper Growth and Income Fund Index was 14.19%.
      During the fiscal year, the Fund paid income distributions of $1.061 per share for A shares and $0.987 for B shares. Net assets of the Fund grew from $2.07 billion to $3.19 billion during the fiscal year.

Q. HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE FISCAL YEAR?

A. Financial markets produced very good returns, but they were quite volatile. For example, the widely followed Dow Jones Industrial Average (DJIA) rose a dramatic 20% during the first 10 months of 1996, but it was hardly a smooth ride up. Trading curbs were triggered often on the New York Stock Exchange because there was so much intraday volatility in stock prices. And between July 1 and 15, the DJIA lost 7% of its value when unexpectedly strong employment figures heightened fears of inflation. The market was pretty unforgiving, and the Fund's performance also slumped during the summer downturn.
      But toward the end of the fiscal year, data suggested what some have called a "Goldilocks economy"--not too hot, not too cold. The DJIA recouped its losses and by October 14 had passed the 6,000 level. However, market participants became more cautious. There was a "flight to quality." Investors began to favor steady-growing blue-chip stocks over more volatile small-company stocks.

Q. HOW DID YOU MANAGE THE PORTFOLIO DURING THIS PERIOD?

A. We continued our comparatively conservative approach, stressing growth and income. We looked for companies that are growing their earnings and that give us confidence those earnings are going to stay there whatever the state of the economy.
      About 80% of the portfolio is invested in dividend-paying common stocks and convertible securities. Convertibles often are very attractive because they produce a steady income stream while participating in any advance in the market value of the underlying common stock.

Q. DID THE PORTFOLIO CONTAIN ANY NOTABLE CONVERTIBLE SECURITIES?

A. Service Corp. International, or SCI, has been a profitable holding. SCI is the world's largest operator of funeral homes and cemeteries, and through aggressive acquisitions has been the leading consolidator in a very fragmented, localized industry. SCI's convertible preferred stock has offered dividends combined with growth in market value as the price of the company's common stock has risen.

Q. WERE THERE PARTICULAR INDUSTRIES IN WHICH YOU FOUND GOOD OPPORTUNITIES?

A. We found good opportunities in the health-care sector, particularly pharmaceuticals, and also in technology.

Q. WHAT DO YOU LIKE ABOUT THE HEALTH-CARE SECTOR?

A. One health-care industry, pharmaceuticals, represents more than 9% of the Fund's portfolio. It's an industry in which recent mergers have improved efficiencies and reduced costs. An additional trend has been the search for less intrusive but more effective medical treatments.
      One holding, American Home Products, participates in both these trends. Its 1994 acquisition of American Cyanamid boosted earnings per share because of cost savings. And the company owns a majority stake in Immunex, which recently received Food

=================================================
GROWTH IN NET ASSETS
-------------------------------------------------
10/31/95        $2.07 BILLION
10/31/96        $3.19 BILLION
=================================================

* The 20-year performance figure is for A shares only; B shares became available June 15, 1995. Please see page 4 for a chart comparing the Fund's performance since inception to benchmark indexes.

          See important Fund & index disclosures inside front cover.

================================================================================
PORTFOLIO COMPOSITION

As of 10/31/96
--------------------------------------------------------------------------------
Number of Holdings: 216

Convertible Preferred Stock             6.55%
Common Stock                            75.58%
Convertible Bonds                       12.95%
U.S. Government Bonds                   4.52%
Other                                   0.40%
================================================================================

================================================================================
Top 10 Holdings
(excluding U.S. Treasuries)
--------------------------------------------------------------------------------
    1. MFS Communications Co.
    2. Federal National Mortgage Association
    3. Philip Morris Companies, Inc.
    4. SmithKline Beecham plc-ADR
    5. Intel Corp.
    6. Cincinnati Bell, Inc.
    7. CIGNA Corp.
    8. Nabisco Holdings Corp.
    9. Federal Home Loan Mortgage Association
   10. SCI Financial LLC
===============================================================================

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.


   and Drug Administration approval for an easier-to-administer version of a drug that treats side effects of chemotherapy for leukemia. Other pharmaceutical holdings include SmithKline Beecham and Johnson & Johnson, companies whose earnings are growing and where it looks like the fundamentals are in their favor probably for another two or three years at least.
      A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to produce continued demand. A new federal entitlement initiative in the health-care area seems unlikely, which means a more certain environment in the industry. Finally, health-care companies have made enormous strides in cost control and increased efficiency through consolidation in recent years.

Q. DID YOU FIND TECHNOLOGY STOCKS THAT ESCAPED THE GENERAL VOLATILITY IN THAT SECTOR?

A. Many technology stocks tend to be volatile, and many had steep declines late in 1995 and during the July sell-off. A number already have started to rebound, and trends favor some technology companies over others. For example, while commodity-type semiconductor producers are suffering from overcapacity and an inability to raise prices, that helps personal computer makers like Compaq and Dell--both portfolio holdings--whose component costs decrease as a result.
      Technology leaders like Microsoft and Intel are still going strong. And new products, such as Windows NT from Microsoft and the Pentium Pro chip from Intel, should fuel another upgrade cycle for corporations. We are optimistic about the technology sector in general.
      Additionally, some companies aren't official members of the technology universe but act as if they are. We can use another portfolio holding as an example. As its name suggests, Cincinnati Bell, Inc. used to be a local phone company. It had excellent billing and customer information services. Capitalizing on this expertise, it now furnishes data processing, consulting and software development services to AT&T Corp., among others.

Q. WHICH OTHER INDUSTRIES DID YOU FIND ATTRACTIVE?

A. Financial companies, especially asset managers, have been a good investment. Record trading volumes on the nation's biggest stock exchanges and a wave of merger and acquisition activity have contributed to record earnings for brokerage houses. The profitability of the mutual fund industry also has helped such portfolio holdings as Morgan Stanley and Merrill Lynch.
      At the close of the fiscal year, the Fund's portfolio was composed of 216 holdings. Of course, the portfolio's composition is subject to change and there can be no assurance the Fund will continue to hold any particular security.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. As the Fund's fiscal year drew to a close, economic growth appeared to be slowing, led by a slowdown in consumer spending. The job market began displaying signs of weakness; the average monthly gain in employment during the third quarter of 1996 was barely half the average monthly gain during the second quarter of the year. Inflation remained at bay, though the specter of wage inflation still hovers.
      The bull market for stocks marked its sixth year in October, making it the longest in history. Can this continue? Analysts disagree. Some predict the bulls will continue running into 1997; others think the rally may end soon. No one can know for sure.
      To some the stock market seems overpriced after the huge runup in values the past two years. We certainly don't think the market is undervalued, but many companies continue to report favorable earnings, even with a slower rate of growth. And a good earnings report is the most important indicator about a stock's future performance.

          See important Fund & index disclosures inside front cover.

LONG-TERM PERFORMANCE

THE AIM CHARTER FUND GROWTH STORY

GROWTH OF A $10,000 INVESTMENT: NOVEMBER 26, 1968-OCTOBER 31, 1996

                                                         (In thousands)
======================================================================================================================
           AIM Charter Fund Class A Shares  Lipper Growth & Income Fund Index    S&P 500          Cost of Living Index
----------------------------------------------------------------------------------------------------------------------
11/26/68               9,446                           10,000                     10,000                 10,000
10/69                  9,562                            9,021                      9,358                 10,537
10/70                  7,024                            7,799                      8,320                 11,130
10/71                  9,170                            9,110                      9,719                 11,554
10/72                 12,768                           10,509                    11, 845                 11,949
10/73                 14,160                           10,360                     11,840                 12,881
10/74                  9,720                            7,891                      8,436                 14,435
10/75                 11,892                            9,912                     10,635                 15,508
10/76                 14,361                           11,936                     12,769                 16,356
10/77                 16,072                           11,723                     11,980                 17,401
10/78                 21,504                           12,662                     12,733                 18,955
10/79                 27,400                           15,052                     14,683                 21,243
10/80                 42,232                           19,849                     19,398                 23,955
10/81                 45,389                           20,371                     19,504                 26,384
10/82                 49,226                           24,322                     22,689                 27,740
10/83                 63,796                           30,952                     29,015                 28,531
10/84                 58,881                           32,352                     30,844                 29,746
10/85                 67,367                           38,411                     36,810                 30,706
10/86                 88,645                           50,076                     49,011                 31,158
10/87                 94,606                           51,255                     52,120                 32,571
10/88                100,188                           60,569                     59,852                 33,955
10/89                133,926                           73,179                     75,575                 35,480
10/90                139,089                           64,719                     69,896                 37,712
10/91                191,451                           86,510                     93,313                 38,814
10/92                199,439                           94,214                    102,577                 40,057
10/93                233,177                          112,580                    117,846                 41,158
10/94                227,232                          116,140                    122,407                 42,232
10/95                288,652                          139,691                    154,670                 43,418
10/96                336,862                          169,575                    191,827                 44,576
======================================================================================================================

Past performance is no guarantee of comparable future results.

                                11/12/68  10/69  10/70  10/71  10/72  10/73  10/74  10/75  10/76  10/77  10/78  10/79  10/80  10/81
   Income Dividends Reinvested  $     0    94     228    214    135       0   34     157    139    147    222    364    866   1,190
      Capital Gains Reinvested  $     0     0     114      0      0   1,240    0       0      0      0  1,219   4,972  2,625  6,476
Total Distributions Reinvested  $     0    94     342    214    135   1,240   34     157    139    147  1,441   5,336  3,491  7,666
           Total Account Value  $ 9,446  9,562  7,024  9,170 12,768  14,160 9,720 11,892 14,361 16,072 21,504  27,400 42,232 45,389

AIM CHARTER FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth and Income Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
For periods ended 10/31/96. Including sales charges.

A SHARES                                    B SHARES

Since Inception (11/26/68)   13.43%         Since Inception (6/15/95)    15.68%
  25 Years                   15.24             1 Year                    10.90**
  20 Years                   16.76
  10 Years                   13.64          **15.90% excluding sales charges
   5 Years                   10.70
   1 Year                    10.28*

*16.70% excluding sales charges
================================================================================

                                 10/82    10/83  10/84  10/85  10/86  10/87    10/88    10/89    10/90    10/91    10/92    10/93
   Income Dividends Reinvested   2,287    2,585  1,475  1,723  1,677  1,893    1,718    3,432    4,900    3,185    3,752    6,868
      Capital Gains Reinvested   3,670        0  5,560      0  5,030 20,211   20,038        0    8,070    6,583    5,287        0
Total Distributions Reinvested   5,957    2,585  7,035  1,723  6,707 22,104   21,756    3,432   12,970    9,768    9,039    6,868
           Total Account Value  49,226   63,796 58,881 67,367 88,645 94,606  100,188  133,926  139,089  191,451  199,439  233,177
                                 10/94     10/95    10/96
   Income Dividends Reinvested   4,023      5,275    4,672
      Capital Gains Reinvested   3,882      8,298   24,466
Total Distributions Reinvested   7,905     13,573   29,138
           Total Account Value 227,232    288,652  336,862



Data shown are as of the Fund's fiscal year-end. Class A shares' total return includes sales charges, expenses, and management fees. The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO -- Registered Trademark --.

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                        SHARES         VALUE
COMMON STOCKS-75.58%

ADVERTISING/BROADCASTING-0.56%

Eagle River Interactive, Inc.(a)          400,000 $     3,750,000
-----------------------------------------------------------------
True North Communications, Inc.           600,000      14,250,000
-----------------------------------------------------------------
                                                       18,000,000
-----------------------------------------------------------------

AEROSPACE/DEFENSE-2.00%

Boeing Co. (The)                          160,000      15,260,000
-----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)             700,000      16,537,500
-----------------------------------------------------------------
Northrop Grumman Corp.                    100,000       8,075,000
-----------------------------------------------------------------
Rockwell International Corp.              200,000      11,000,000
-----------------------------------------------------------------
United Technologies Corp.                 100,000      12,875,000
-----------------------------------------------------------------
                                                       63,747,500
-----------------------------------------------------------------

AIRLINES-0.25%

Sabre Group Holdings Inc.(a)              260,000       7,930,000
-----------------------------------------------------------------

APPLIANCES-0.31%

Sunbeam Corp., Inc.                       400,000       9,850,000
-----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.46%

Lear Corp.(a)                             400,000      14,800,000
-----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.84%

General Motors Corp.                      500,000      26,937,500
-----------------------------------------------------------------

BANKING-0.50%

Marshall & Ilsley Corp.                   500,000      16,062,500
-----------------------------------------------------------------

BANKING (MONEY CENTER)-1.11%

BankAmerica Corp.                         200,000      18,300,000
-----------------------------------------------------------------
Chase Manhattan Corp.                     200,000      17,150,000
-----------------------------------------------------------------
                                                       35,450,000
-----------------------------------------------------------------

BEVERAGES-0.24%

PepsiCo. Inc.                             260,000       7,702,500
-----------------------------------------------------------------

BUSINESS SERVICES-2.43%

Accustaff Inc.(a)                         300,000       8,025,000
-----------------------------------------------------------------
CUC International, Inc.(a)                500,000      12,250,000
-----------------------------------------------------------------
Diebold, Inc.                             400,000      23,000,000
-----------------------------------------------------------------
Dun & Bradstreet Corp.                    214,900      12,437,338
-----------------------------------------------------------------
Equifax, Inc.                             600,000      17,850,000
-----------------------------------------------------------------
Olsten Corp.                              200,000       4,000,000
-----------------------------------------------------------------
                                                       77,562,338
-----------------------------------------------------------------

COMPUTER MAINFRAMES-0.48%

International Business Machines
  Corp.                                   120,000      15,480,000
-----------------------------------------------------------------

COMPUTER NETWORKING-2.25%

Ascend Communications, Inc.(a)            300,000      19,612,500
-----------------------------------------------------------------
Cascade Communications Corp.(a)           160,000      11,620,000
-----------------------------------------------------------------
Cisco Systems, Inc.(a)                    400,000      24,750,000
-----------------------------------------------------------------
ECI Telecommunications Ltd. Designs       800,000      16,000,000
-----------------------------------------------------------------
                                                       71,982,500
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.39%

U.S. Robotics Corp.(a)                    200,000      12,575,000
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.94%

Computer Associates International,
  Inc.                                    300,000      17,737,500
-----------------------------------------------------------------
Electronic Data Systems Corp.             600,000      27,000,000
-----------------------------------------------------------------
Farallon Communications(a)                235,000       2,996,250
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Fiserv, Inc.(a)                           340,000 $    13,047,500
-----------------------------------------------------------------
HBO & Co.                                 200,000      12,025,000
-----------------------------------------------------------------
Informix Corp.(a)                         300,000       6,656,250
-----------------------------------------------------------------
Learning Co., Inc. (The)(a)               300,000       6,093,750
-----------------------------------------------------------------
Microsoft Corp.(a)                        120,000      16,470,000
-----------------------------------------------------------------
Oracle Corp.(a)                           300,000      12,693,750
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR
  (Ireland)(a)                            200,000       8,625,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)                700,000      19,687,500
-----------------------------------------------------------------
Wallace Computer Services, Inc.           500,000      14,687,500
-----------------------------------------------------------------
                                                      157,720,000
-----------------------------------------------------------------

CONGLOMERATES-2.20%

AlliedSignal Inc.                         200,000      13,100,000
-----------------------------------------------------------------
Corning, Inc.                             240,000       9,300,000
-----------------------------------------------------------------
E.I. du Pont de Nemours and Co.           160,000      14,840,000
-----------------------------------------------------------------
Loews Corp.                               400,000      33,050,000
-----------------------------------------------------------------
                                                       70,290,000
-----------------------------------------------------------------

COSMETICS & TOILETRIES-1.21%

Avon Products, Inc.                       240,000      13,020,000
-----------------------------------------------------------------
Gillette Co. (The)                        140,000      10,465,000
-----------------------------------------------------------------
Warner-Lambert Co.                        240,000      15,270,000
-----------------------------------------------------------------
                                                       38,755,000
-----------------------------------------------------------------

ELECTRIC POWER-2.22%

Allegheny Power System, Inc.              400,000      11,950,000
-----------------------------------------------------------------
American Electric Power Co.               360,000      14,940,000
-----------------------------------------------------------------
Carolina Power & Light Co.                280,000      10,115,000
-----------------------------------------------------------------
Duke Power Co.                            300,000      14,662,500
-----------------------------------------------------------------
Southern Co.                              500,000      11,062,500
-----------------------------------------------------------------
Texas Utilities Co.                       200,000       8,100,000
-----------------------------------------------------------------
                                                       70,830,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.49%

General Electric Co.                      200,000      19,350,000
-----------------------------------------------------------------
General Signal Corp.                      200,000       8,150,000
-----------------------------------------------------------------
Honeywell, Inc.                           140,000       8,697,500
-----------------------------------------------------------------
Imation Corp.(a)                           58,100       1,590,487
-----------------------------------------------------------------
Sony Corp.-ADR (Japan)                    160,000       9,660,000
-----------------------------------------------------------------
                                                       47,447,987
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.40%

Merrill Lynch & Co., Inc.                 240,000      16,860,000
-----------------------------------------------------------------
Morgan Stanley Group, Inc.                220,000      11,055,000
-----------------------------------------------------------------
Ryder System, Inc.                        300,000       8,925,000
-----------------------------------------------------------------
United Assets Management Corp.            320,000       7,840,000
-----------------------------------------------------------------
                                                       44,680,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.58%

American Express Co.                      200,000       9,400,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          340,000      34,340,000
-----------------------------------------------------------------
Federal National Mortgage
  Association                           1,800,000      70,425,000
-----------------------------------------------------------------
                                                      114,165,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
FINANCE (SAVINGS & LOAN)-0.32%

Washington Mutual, Inc.                   240,000 $    10,140,000
-----------------------------------------------------------------

FOOD/PROCESSING-0.94%

Dole Food Co.                             240,000       9,360,000
-----------------------------------------------------------------
Interstate Bakeries Corp.                 240,000      10,170,000
-----------------------------------------------------------------
Nabisco Holdings Corp.                    277,100      10,321,975
-----------------------------------------------------------------
                                                       29,851,975
-----------------------------------------------------------------

FUNERAL SERVICES-0.25%

Loewen Group, Inc.                        200,000       7,925,000
-----------------------------------------------------------------

GAMING-0.33%

International Game Technology             500,000      10,562,500
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.23%

Provident Companies, Inc.                 200,000       7,425,000
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-3.90%

Allstate Corp.                            400,000      22,450,000
-----------------------------------------------------------------
CIGNA Corp.                               300,000      39,150,000
-----------------------------------------------------------------
ITT Hartford Group, Inc.                  140,000       8,820,000
-----------------------------------------------------------------
MBIA, Inc.                                100,000       8,862,500
-----------------------------------------------------------------
Travelers Group, Inc.                     400,000      21,700,000
-----------------------------------------------------------------
Travelers/Aetna Property Casualty
  Corp.                                   400,000      12,000,000
-----------------------------------------------------------------
USF&G Corp.                               600,000      11,400,000
-----------------------------------------------------------------
                                                      124,382,500
-----------------------------------------------------------------

LEISURE & RECREATION-1.16%

Brunswick Corp.                           500,000      11,750,000
-----------------------------------------------------------------
Callaway Golf Co.                         300,000       9,187,500
-----------------------------------------------------------------
Eastman Kodak Co.                         200,000      15,950,000
-----------------------------------------------------------------
                                                       36,887,500
-----------------------------------------------------------------

MACHINE TOOLS-0.48%

Stanley Works                             540,000      15,255,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-8.94%

American Home Products Corp.              360,000      22,050,000
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                  300,000      31,725,000
-----------------------------------------------------------------
Johnson & Johnson                         680,000      33,490,000
-----------------------------------------------------------------
Lilly (Eli) & Co.                         240,000      16,920,000
-----------------------------------------------------------------
Pfizer Inc.                               300,000      24,825,000
-----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  800,000      28,800,000
-----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 480,000      32,220,000
-----------------------------------------------------------------
Schering-Plough Corp.                     500,000      32,000,000
-----------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                                640,000      40,080,000
-----------------------------------------------------------------
Teva Pharmaceuticals Industries
  Ltd.-ADR (Israel)                       320,000      13,400,000
-----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)           300,000      10,012,500
-----------------------------------------------------------------
                                                      285,522,500
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.12%

American Medical Response, Inc.(a)        300,000       9,000,000
-----------------------------------------------------------------
Columbia/HCA Healthcare Corp.             900,000      32,175,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                    1,000,000      21,125,000
-----------------------------------------------------------------
OrNda HealthCorp(a)                       360,000       9,810,000
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)              100,000       4,550,000
-----------------------------------------------------------------
PacifiCare Health System, Inc.(a)          28,500       2,002,125
-----------------------------------------------------------------
RoTech Medical Corp.(a)                   400,000       6,400,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)                 700,000      14,612,500
-----------------------------------------------------------------
                                                       99,674,625
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
MEDICAL INSTRUMENTS/PRODUCTS-1.29%

Baxter International, Inc.                400,000 $    16,650,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)                300,000      16,312,500
-----------------------------------------------------------------
Omnicare, Inc.                            300,000       8,175,000
-----------------------------------------------------------------
                                                       41,137,500
-----------------------------------------------------------------

NATURAL GAS PIPELINE-1.49%

PanEnergy Corp.                           300,000      11,550,000
-----------------------------------------------------------------
Sonat, Inc.                               200,000       9,850,000
-----------------------------------------------------------------
Williams Companies, Inc.                  500,000      26,125,000
-----------------------------------------------------------------
                                                       47,525,000
-----------------------------------------------------------------

OIL & GAS (SERVICES)-3.39%

Halliburton Co.                           260,000      14,722,500
-----------------------------------------------------------------
Mobil Corp.                               160,000      18,680,000
-----------------------------------------------------------------
National Fuel Gas Co.                      42,500       1,583,125
-----------------------------------------------------------------
Petroleum Geo-Services A.S.A.-ADR
  (Norway)(a)                             266,600       9,131,050
-----------------------------------------------------------------
Reading & Bates Corp.(a)                  420,000      12,075,000
-----------------------------------------------------------------
Royal Dutch Petroleum Co. (Netherlands)   100,000      16,537,500
-----------------------------------------------------------------
Texaco, Inc.                              160,000      16,260,000
-----------------------------------------------------------------
Transocean Offshore Inc.                  160,000      10,120,000
-----------------------------------------------------------------
YPF S.A.-ADR (Argentina)                  400,000       9,100,000
-----------------------------------------------------------------
                                                      108,209,175
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.81%

Coastal Corp.                             400,000      17,200,000
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        140,000       8,522,500
-----------------------------------------------------------------
                                                       25,722,500
-----------------------------------------------------------------

PUBLISHING-0.91%

Gannett Co., Inc.                         168,000      12,747,000
-----------------------------------------------------------------
Tribune Co.                               200,000      16,350,000
-----------------------------------------------------------------
                                                       29,097,000
-----------------------------------------------------------------

RAILROADS-0.11%

Wisconsin Central Transportation
  Corp.                                   100,000       3,600,000
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.38%

Crescent Real Estate Equities, Inc.       400,000      16,700,000
-----------------------------------------------------------------
FelCor Suite Hotels, Inc.                 320,000      10,480,000
-----------------------------------------------------------------
National Health Investors, Inc.           300,000      10,462,500
-----------------------------------------------------------------
Patroit American Hospitality, Inc.        440,000      15,455,000
-----------------------------------------------------------------
Spieker Properties, Inc.                  300,000       9,225,000
-----------------------------------------------------------------
Starwood Lodging Trust                    300,000      13,500,000
-----------------------------------------------------------------
                                                       75,822,500
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.89%

Food Lion, Inc.-Class A                 1,300,000      11,131,250
-----------------------------------------------------------------
Safeway, Inc.(a)                          400,000      17,150,000
-----------------------------------------------------------------
                                                       28,281,250
-----------------------------------------------------------------

RETAIL (STORES)-1.69%

Blue Square-Israel Ltd-ADR
  (Israel)(a)                             110,500       1,740,375
-----------------------------------------------------------------
Dayton-Hudson Corp.                       300,000      10,387,500
-----------------------------------------------------------------
Fila Holdings S.p.A.-ADR (Italy)          141,700      10,202,400
-----------------------------------------------------------------
J.C. Penney Co., Inc.                     300,000      15,750,000
-----------------------------------------------------------------
Wal-Mart Stores, Inc.                     600,000      15,975,000
-----------------------------------------------------------------
                                                       54,055,275
-----------------------------------------------------------------

SEMICONDUCTORS-1.24%

Intel Corp.                               360,000      39,555,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

SHOES & RELATED APPAREL-0.44%

NIKE, Inc. Class B                        240,000 $    14,130,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-6.19%

ADC Telecommunications(a)                 140,000       9,572,500
-----------------------------------------------------------------
American Portable Telecom, Inc.(a)        500,000       3,812,500
-----------------------------------------------------------------
Andrew Corp.(a)                           340,000      16,575,000
-----------------------------------------------------------------
Frontier Corp.                            540,000      15,660,000
-----------------------------------------------------------------
Koor Industries Ltd.-ADR (Israel)         240,000       4,170,000
-----------------------------------------------------------------
LCI International, Inc.(a)                315,789      10,065,775
-----------------------------------------------------------------
Lucent Technologies, Inc.                 400,000      18,800,000
-----------------------------------------------------------------
MFS Communications Co., Inc.(a)         1,004,936      50,372,417
-----------------------------------------------------------------
Nokia Corp.-Class A-ADR (Finland)         360,000      16,695,000
-----------------------------------------------------------------
Pacific Telesis Group                     300,000      10,200,000
-----------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Brazil)                       200,000      14,900,000
-----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Sweden)                   600,000      16,575,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                          120,000      10,215,000
-----------------------------------------------------------------
                                                      197,613,192
-----------------------------------------------------------------

TELEPHONE-2.79%

Ameritech Corp.                           300,000      16,425,000
-----------------------------------------------------------------
BellSouth Corp.                           500,000      20,375,000
-----------------------------------------------------------------
Cincinnati Bell, Inc.                     800,000      39,500,000
-----------------------------------------------------------------
SBC Communications, Inc.                  260,000      12,642,500
-----------------------------------------------------------------
                                                       88,942,500
-----------------------------------------------------------------

TEXTILES-0.23%

VF Corp.                                  109,900       7,184,712
-----------------------------------------------------------------

TOBACCO-3.11%

Philip Morris Companies, Inc.             700,000      64,837,500
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.              1,200,000      34,650,000
-----------------------------------------------------------------
                                                       99,487,500
-----------------------------------------------------------------

TRANSPORTATION-0.09%

Hvide Marine, Inc. Class A(a)             200,000       2,975,000
-----------------------------------------------------------------
    Total Common Stocks                             2,412,932,529
-----------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT

CONVERTIBLE CORPORATE BONDS-12.95%

AUTOMOBILE/TRUCK PARTS & TIRES-0.41%

Magna International, Inc.,
  Conv. Sub Deb., 5.00%, 10/15/02     $12,000,000 $    13,110,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.30%

Career Horizons, Inc.,
  Conv. Bonds, 7.00%, 11/01/02(b)
  (acquired 10/16/95-11/27/95; cost
  $4,015,000)                           4,000,000       9,725,601
-----------------------------------------------------------------

CHEMICALS-1.08%

Hexcel Corp.,
  Conv. Sub. Notes, 7.00%, 08/01/03     6,000,000       8,010,000
-----------------------------------------------------------------
Sandoz Capital BVI Ltd.
  (Switzerland),
  Sr. Conv. Deb., 2.00%, 10/06/02(b)
  (acquired 01/09/96-06/05/96; cost
  $24,018,250)                         24,000,000      26,430,000
-----------------------------------------------------------------
                                                       34,440,000
-----------------------------------------------------------------

COMPUTER NETWORKING-0.77%

3Com Corp.,
  Conv. Sub. Notes, 10.25%,
  11/01/01(b)
  (acquired 11/07/95-08/28/96; cost
  $19,300,448)                         12,000,000      24,720,000
-----------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE

COMPUTER SOFTWARE/SERVICES-0.25%

Comverse Technology Inc.,
  Conv. Sub. Deb., 5.75%,
  10/01/06(b)
  (acquired 10/01/96-10/24/96; cost
  $8,029,250)                        $  8,000,000 $     7,960,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.95%

ADT Operations,
  Conv. Sub. Notes, 4.32%,
  07/06/10(c)                          25,000,000      14,937,500
-----------------------------------------------------------------
Checkpoint Systems Inc.,
  Conv. Sub. Deb., 5.25%,
  11/01/05(b)
  (acquired 10/17/95-11/15/95; cost
  $4,013,125)                           4,000,000       5,450,750
-----------------------------------------------------------------
SCI Systems, Inc.,
  Conv. Sub. Notes, 5.00%,
  05/01/06(b)
  (acquired 10/24/96-10/28/96; cost
  $9,952,680)                           8,000,000       9,800,000
-----------------------------------------------------------------
                                                       30,188,250
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.59%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99          10,000,000      18,800,000
-----------------------------------------------------------------

HOTELS/MOTELS-0.62%

HFS, Inc.,
  Conv. Sr. Notes, 4.75%, 03/01/03     10,000,000      12,887,500
-----------------------------------------------------------------
Prime Hospitality Corp.,
  Conv. Sub. Notes, 7.00%, 04/15/02     5,000,000       7,012,500
-----------------------------------------------------------------
                                                       19,900,000
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.57%

Thermo Electron Corp.,
  Conv. Sub. Deb., 4.25%,
  01/01/03(b)
  (acquired 11/29/95-04/01/96; cost
  $17,830,575)                         16,000,000      18,240,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-0.47%

ICN Pharmaceuticals Inc.,
  Conv. Sub. Notes, 8.50%, 11/15/99    14,000,000      15,155,000
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.87%

Genesis Health Ventures,
  Sr. Conv. Sub. Deb., 6.00%,
  11/30/03                              5,000,000       7,684,995
-----------------------------------------------------------------

HEALTHSOUTH Rehabilitation Corp.,

  Conv. Sub. Deb., 5.00%, 04/01/01      6,000,000      12,120,000
-----------------------------------------------------------------
Multicare Companies,
  Conv. Sub. Deb., 7.00%,
  03/15/03(b)
  (acquired 11/30/95; cost
  $6,210,000)                           6,000,000       7,132,500
-----------------------------------------------------------------
Phycor, Inc.,
  Conv. Sub. Deb., 4.50%, 02/15/03     12,000,000      12,225,000
-----------------------------------------------------------------
Quintiles Transnational,
  Conv. Sub. Notes, 4.25%,
  05/31/00(b)
  (acquired 04/23/96; cost
  $12,027,000)                         12,000,000      12,480,000
-----------------------------------------------------------------
Renal Treatment Centers,
  Conv. Sub Notes, 5.625%,
  07/15/06(b)
  (acquired 06/06/96-06/07/96; cost
  $7,988,500)                           8,000,000       8,000,000
-----------------------------------------------------------------
                                                       59,642,495
-----------------------------------------------------------------

OFFICE AUTOMATION-0.55%

Danka Business Systems PLC,
  Conv. Sub. Deb., 6.75%, 04/01/02
  (United Kingdom)                     12,000,000      17,580,000
-----------------------------------------------------------------

OFFICE PRODUCTS-0.23%

U.S. Office Products Co.,
  Conv. Sub. Notes, 5.50%, 02/01/01     6,500,000       7,426,531
-----------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE
OIL EQUIPMENT & SUPPLIES-0.56%

Apache Corp.,
  Conv. Sub. Deb., 6.00%,
  01/15/02(b)
  (acquired 06/14/96-08/22/96; cost
  $9,188,750)                        $  8,000,000 $    10,120,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06      5,000,000       7,725,000
-----------------------------------------------------------------
                                                       17,845,000
-----------------------------------------------------------------

POLLUTION CONTROL-0.62%

Sanifill, Inc.,
  Conv. Sub. Deb., 5.00%, 03/01/06      6,000,000       7,770,000
-----------------------------------------------------------------
U.S. Filter Corp.,
  Conv. Sub. Notes, 6.00%, 09/15/05     6,200,000      11,888,500
-----------------------------------------------------------------
                                                       19,658,500
-----------------------------------------------------------------

RETAIL (STORES)-2.03%

Federated Department Stores,
  Conv. Notes, 5.00%, 10/01/03         10,000,000      11,287,500
-----------------------------------------------------------------
Home Depot, Inc.,
  Conv. Sub. Notes, 3.25%, 10/01/01    11,000,000      11,027,500
-----------------------------------------------------------------
SAKS Holdings,
  Conv. Sub. Notes, 5.50%, 09/15/06    15,000,000      15,900,000
-----------------------------------------------------------------
Sports Authority, Inc. (The),
  Conv. Sub. Notes, 5.25%,
  09/15/01(b)
  (acquired 09/17/96; cost
  $14,000,000)                         14,000,000      13,930,000
-----------------------------------------------------------------
Staples, Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(b)
  (acquired 09/16/96-10/28/96; cost
  $13,282,260)                         12,000,000      12,720,000
-----------------------------------------------------------------
                                                       64,865,000
-----------------------------------------------------------------

SEMICONDUCTORS-0.81%

Altera Corp.,
  Conv. Sub. Notes, 5.75%,
  06/15/02(b)
  (acquired 09/16/96-09/26/96; cost
  $14,249,080)                         12,000,000      16,440,000
-----------------------------------------------------------------
Analog Devices,
  Conv. Sub. Notes, 3.50%, 12/01/00     8,000,000       9,300,000
-----------------------------------------------------------------
                                                       25,740,000
-----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.27%

Seacor Holdings Inc.,
  Conv. Sub. Notes, 5.375%,
  11/15/06(b)
  (acquired 10/30/96; cost
  $8,250,000)                           8,250,000       8,497,500
-----------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           413,493,877
-----------------------------------------------------------------

                                        SHARES
CONVERTIBLE PREFERRED STOCKS-6.55%

COMPUTER SOFTWARE/SERVICES-1.08%

Ceridian Corp.-$2.75 Conv. Pfd.           220,000      23,980,000
-----------------------------------------------------------------
Vanstar Corp.-$3.375 Conv. Pfd.(b)
  (acquired 09/2796-10/30/96; cost
  $10,034,500)                            200,000      10,350,000
-----------------------------------------------------------------
                                                       34,330,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.75%

Penncorp Financial Group-$3.375
  Conv. Pfd.                              100,000       8,100,000
-----------------------------------------------------------------
SunAmerica Inc.-Series E, $3.10 Dep.
  Conv. Pfd.                              180,000      15,795,000
-----------------------------------------------------------------
                                                       23,895,000
-----------------------------------------------------------------

FUNERAL SERVICES-1.06%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                              360,000      33,840,000
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.79%

Conseco Inc.-$4.279 Conv. Pfd.
  PRIDES                                  260,000      25,350,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE
INSURANCE (MULTI-LINE PROPERTY)-0.66%

Aetna Inc.-$4.758 Conv. Pfd.              160,000 $    11,220,000
-----------------------------------------------------------------
PMI Group, Inc.-$2.30 Exch. Conv.
  Pfd.                                    200,000       9,925,000
-----------------------------------------------------------------
                                                       21,145,000
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.38%

U.S. Surgical Corp.-Series A, $2.20
  Conv. Pfd                               300,000      12,000,000
-----------------------------------------------------------------

PUBLISHING-0.27%

Hollinger International, Inc.-$0.951
  Conv. Pfd PRIDES                        700,000       8,575,000
-----------------------------------------------------------------

RETAIL (STORES)-0.57%

TJX Companies, Inc.-Series E, $7.00
  Conv. Pfd                                80,000      18,200,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-0.82%

MFS Communications Co., Inc.-$2.68
  Conv. Pfd                               300,000      26,025,000
-----------------------------------------------------------------

UTILITIES (MISCELLANEOUS)-0.17%

MCN Corp.-$2.013 Conv. Pfd. PRIDES        200,000       5,500,000
-----------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                          208,860,000
-----------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U. S. TREASURY NOTES-4.52%
5.375%, 11/30/97                   $ 12,000,000   $    11,981,400
-----------------------------------------------------------------
5.25%, 12/31/97                      12,000,000        11,961,960
-----------------------------------------------------------------
5.00%, 01/31/98                      12,000,000        11,915,400
-----------------------------------------------------------------
5.125%, 02/28/98                     12,000,000        11,925,360
-----------------------------------------------------------------
6.125%, 03/31/98                     12,000,000        12,084,240
-----------------------------------------------------------------
5.875%, 04/30/98                     12,000,000        12,043,200
-----------------------------------------------------------------
6.00%, 05/31/98                      12,000,000        12,061,680
-----------------------------------------------------------------
6.25%, 06/30/98                      12,000,000(d)     12,110,160
-----------------------------------------------------------------
6.25%, 07/31/98                      12,000,000(d)     12,110,880
-----------------------------------------------------------------
6.125%, 08/31/98                     12,000,000        12,085,200
-----------------------------------------------------------------
6.00%, 09/30/98                      12,000,000(d)     12,060,600
-----------------------------------------------------------------
5.875%, 10/31/98                     12,000,000        12,030,120
-----------------------------------------------------------------
    Total U. S. Treasury Notes                        144,370,200
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.60%                            3,179,656,606
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.40%                                    12,814,809
-----------------------------------------------------------------
NET ASSETS-100.00%                                $ 3,192,471,415
=================================================================

Abbreviations:
ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debenture
Dep.   - Depository
Exch.  - Exchangeable
Jr.    - Junior
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1996 was $201,996,351 which represented 6.33% of net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $2,723,507,418)                          $3,179,656,606
---------------------------------------------------------
Cash                                            4,227,663
---------------------------------------------------------
Receivable for:
  Investments sold                             46,357,131
---------------------------------------------------------
  Capital stock sold                           10,899,789
---------------------------------------------------------
  Dividends and interest                        9,846,941
---------------------------------------------------------
  Variation margin                                425,000
---------------------------------------------------------
Investment for deferred compensation
  plan                                             30,282
---------------------------------------------------------
Other assets                                       60,778
---------------------------------------------------------
      Total assets                          3,251,504,190
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        51,431,948
---------------------------------------------------------
  Capital stock reacquired                      3,913,155
---------------------------------------------------------
  Deferred compensation                            30,282
---------------------------------------------------------
Accrued advisory fees                           1,684,854
---------------------------------------------------------
Accrued administrative services fees               12,855
---------------------------------------------------------
Accrued distribution fees                       1,104,528
---------------------------------------------------------
Accrued transfer agent fees                       571,997
---------------------------------------------------------
Accrued operating expenses                        283,156
---------------------------------------------------------
      Total liabilities                        59,032,775
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,192,471,415
=========================================================

NET ASSETS:

Class A                                    $2,647,207,658
=========================================================
Class B                                    $  515,672,339
=========================================================
Institutional Class                        $   29,591,418
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 236,469,378
=========================================================
Class B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  46,136,132
=========================================================
Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,633,153
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        11.19
=========================================================
  Offering price per share:
    (Net asset value of $11.19 divided
    by 94.50%)                             $        11.84
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        11.18
=========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share             $        11.24
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $226,295 foreign
  withholding tax)                          $ 51,362,438
--------------------------------------------------------
Interest                                      25,650,354
--------------------------------------------------------
      Total investment income                 77,012,792
--------------------------------------------------------

EXPENSES:

Advisory fees                                 16,686,866
--------------------------------------------------------
Administrative services fees                     114,489
--------------------------------------------------------
Custodian fees                                   228,479
--------------------------------------------------------
Directors' fees                                   23,489
--------------------------------------------------------
Distribution fees-Class A                      6,952,782
--------------------------------------------------------
Distribution fees-Class B                      2,831,042
--------------------------------------------------------
Transfer agent fees-Class A                    3,479,192
--------------------------------------------------------
Transfer agent fees-Class B                      755,257
--------------------------------------------------------
Transfer agent fees-Institutional Class            2,105
--------------------------------------------------------
Other                                            735,932
--------------------------------------------------------
      Total expenses                          31,809,633
--------------------------------------------------------
      Less fees waived by advisor               (156,975)
--------------------------------------------------------
      Expenses paid indirectly                   (40,776)
--------------------------------------------------------
      Net expenses                            31,611,882
--------------------------------------------------------
Net investment income                         45,400,910
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:

  Investment securities                      187,783,804
--------------------------------------------------------
  Foreign currencies                             108,458
--------------------------------------------------------
  Futures contracts                             (153,728)
--------------------------------------------------------
                                             187,738,534
--------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                      171,825,605
--------------------------------------------------------
  Foreign currencies                               1,822
--------------------------------------------------------
  Futures contracts                              (51,980)
--------------------------------------------------------
                                             171,775,447
--------------------------------------------------------
Net gain on investment securities,
  foreign currencies and futures
  contracts                                  359,513,981
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $404,914,891
========================================================

     See Notes to Financial Statements.

                                                                   Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                   1996               1995
OPERATIONS:

  Net investment income                                                                       $   45,400,910     $   26,980,252
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies and futures
    contracts                                                                                    187,738,534        179,125,169
-------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                                    171,775,447        200,981,202
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                       404,914,891        407,086,623
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                        (34,698,850)       (34,589,802)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (2,262,959)           (55,355)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                               (506,177)          (536,096)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investments:
  Class A                                                                                       (170,497,932)       (57,274,888)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (8,672,692)           (12,593)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                             (2,168,635)          (759,222)
-------------------------------------------------------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                                                                            511,762           (284,916)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                            219,669             24,584
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                  1,194            (13,270)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                        518,654,491         86,486,354
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        417,063,105         66,768,426
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                              2,366,710           (206,795)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                               1,124,924,577        466,633,050
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                          2,067,546,838      1,600,913,788
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                               $3,192,471,415     $2,067,546,838
===============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                  $2,544,742,646     $1,606,658,340
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                              8,877,492            102,563
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies and
    futures contracts                                                                            182,752,246        176,462,351
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and futures contracts                         456,099,031        284,323,584
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              $3,192,471,415     $2,067,546,838
===============================================================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $109,380 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

                                                                   Financials

   Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the year ended October 31, 1996, AIM waived fees of $156,975. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $114,489 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the year ended October 31, 1996, AFS was paid $2,264,602 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $2,105 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $37,315 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $3,461 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $40,776 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designed portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM

Financials

Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A and Class B shares paid AIM Distributors $6,952,782 and $2,831,042, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,705,618 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $32,497 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $8,908 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $28,500,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $5,045,277,974 and $4,249,301,619, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                         $479,518,418
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (24,739,986)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $454,778,432
============================================================
Cost of investments for tax purposes is
  $2,724,878,174.

NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                                                                                   1996                          1995
                                                                        ---------------------------   ---------------------------
                                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                                        -----------   -------------   -----------   -------------
Sold
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                71,824,128    $752,853,277    40,727,782    $396,439,839
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               41,436,800     435,348,846     6,409,868      67,237,422
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       448,911       4,759,971       335,121       3,269,772
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                19,521,139     192,994,968    10,283,705      77,653,310
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                                1,039,513      10,333,913         5,996          64,162
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       252,209       2,504,537       134,103       1,130,381
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                               (40,679,494)   (427,193,754)  (42,561,203)   (387,606,795)
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               (2,705,793)    (28,619,654)      (50,252)       (533,158)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                      (464,310)     (4,897,798)     (519,822)     (4,606,948)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         90,673,103    $938,084,306    14,765,298    $153,047,985
=================================================================================================================================

* Class B shares commenced sales on June 26, 1995.

NOTE 7-FUTURES CONTRACT

On October 31, 1996, $1,738,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.
  Futures contracts outstanding at October 31, 1996:
(Contracts--$500 times index/delivery month/commitment)

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                                                                                   (DEPRECIATION)
                                                                                                                   --------------
S&P 500 Index/125 contracts/March 97/Buy                                                                              $(51,980)
=================================================================================================================================

                                                                   Financials

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended October 31, 1996 and for a Class B share outstanding during the year ended October 31, 1996 and the period June 26, 1995 (date sales commenced) through October 31, 1995.

CLASS A:
                                           1996            1995          1994          1993          1992         1991
                                        ----------      ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period    $    10.63      $     8.90    $     9.46    $     8.36    $     8.42    $   6.55
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
Income from investment operations:
  Net investment income                       0.19            0.15          0.21          0.17          0.18        0.18
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
  Net gains (losses) on securities
    (both realized and unrealized)            1.43            2.11         (0.45)         1.22          0.16        2.15
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
    Total from investment operations          1.62            2.26         (0.24)         1.39          0.34        2.33
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
Less distributions:
  Dividends from net investment income       (0.16)          (0.20)        (0.16)        (0.29)        (0.17)      (0.15)
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
  Distributions from capital gains           (0.90)          (0.33)        (0.16)           --         (0.23)      (0.31)
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
    Total distributions                      (1.06)          (0.53)        (0.32)        (0.29)        (0.40)      (0.46)
--------------------------------------  ----------      ----------    ----------    ----------    ----------    --------
Net asset value, end of period          $    11.19      $    10.63    $     8.90    $     9.46    $     8.36    $   8.42
======================================  ==========      ==========    ==========    ==========    ==========    ========
Total return(a)                              16.70%          27.03%        (2.55)%       16.92%         4.17%      37.65%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $2,647,208      $1,974,417    $1,579,074    $1,690,482    $1,256,151    $443,546
======================================  ==========      ==========    ==========    ==========    ==========    ========
Ratio of expenses to average net
  assets                                      1.12%(b)(c)     1.17%         1.17%         1.17%         1.17%       1.29%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Ratio of net investment income to
  average net assets                          1.81%(b)        1.55%         2.32%         1.89%         2.14%       2.14%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Portfolio turnover rate                        164%            161%          126%          144%           95%        144%
======================================  ==========      ==========    ==========    ==========    ==========    ========
Average broker commission rate(d)       $   0.0638             N/A           N/A           N/A           N/A         N/A
======================================  ==========      ==========    ==========    ==========    ==========    ========

                                          1990       1989       1988       1987
                                        --------    -------    -------    -------
                                                    <
Net asset value, beginning of period    $   6.97    $  5.40    $  6.61    $  8.18
--------------------------------------  --------    -------    -------    -------
Income from investment operations:
  Net investment income                     0.18       0.21       0.15       0.09
--------------------------------------  --------    -------    -------    -------
  Net gains (losses) on securities
    (both realized and unrealized)          0.08       1.55       0.16       0.35
--------------------------------------  --------    -------    -------    -------
    Total from investment operations        0.26       1.76       0.31       0.44
--------------------------------------  --------    -------    -------    -------
Less distributions:
  Dividends from net investment income     (0.26)     (0.19)     (0.12)     (0.14)
--------------------------------------  --------    -------    -------    -------
  Distributions from capital gains         (0.42)        --      (1.40)     (1.87)
--------------------------------------  --------    -------    -------    -------
    Total distributions                    (0.68)     (0.19)     (1.52)     (2.01)
--------------------------------------  --------    -------    -------    -------
Net asset value, end of period          $   6.55    $  6.97    $  5.40    $  6.61
======================================  ========    =======    =======    =======
Total return(a)                             3.86%     33.68%      5.90%      6.72%
======================================  ========    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $102,499    $70,997    $65,799    $82,756
======================================  ========    =======    =======    =======
Ratio of expenses to average net
  assets                                    1.35%      1.35%      1.46%      1.15%
======================================  ========    =======    =======    =======
Ratio of net investment income to
  average net assets                        2.51%      3.73%      2.83%      1.57%
======================================  ========    =======    =======    =======
Portfolio turnover rate                      215%       131%       247%       225%
======================================  ========    =======    =======    =======
Average broker commission rate(d)            N/A        N/A        N/A        N/A
======================================  ========    =======    =======    =======

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $2,317,594,098.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.


CLASS B:
                                                                                             1996           1995
                                                                                          ----------       -------
Net asset value, beginning of period                                                       $  10.62        $  9.81
----------------------------------------------------------------------------------------   --------        -------
Income from investment operations:
  Net investment income                                                                        0.10           0.03
----------------------------------------------------------------------------------------   --------        -------
  Net gains (losses) on securities (both realized and unrealized)                              1.45           0.80
----------------------------------------------------------------------------------------   --------        -------
    Total from investment operations                                                           1.55           0.83
----------------------------------------------------------------------------------------   --------        -------
Less distributions:
  Dividends from net investment income                                                        (0.09)         (0.02)
----------------------------------------------------------------------------------------   --------        -------
  Distributions from capital gains                                                            (0.90)            --
----------------------------------------------------------------------------------------   --------        -------
    Total distributions                                                                       (0.99)         (0.02)
----------------------------------------------------------------------------------------   --------        -------
Net asset value, end of period                                                             $  11.18        $ 10.62
========================================================================================   ========        =======
Total return(a)                                                                               15.90%          8.48%
========================================================================================   ========        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                   $515,672        $67,592
========================================================================================   ========        =======
Ratio of expenses to average net assets                                                        1.94%(b)(c)    1.98%(d)
========================================================================================   ========        =======
Ratio of net investment income to average net assets                                           0.99%(b)       0.74%(d)
========================================================================================   ========        =======
Portfolio turnover rate                                                                         164%           161%
========================================================================================   ========        =======
Average broker commission rate(e)                                                          $ 0.0638            N/A
========================================================================================   ========        =======

(a) Total returns do not deduct contingent deferred sales charge and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $283,104,175.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Charter Fund:

                      We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the seven-year period ended October 31, 1993 were audited by other auditors whose report thereon, dated November 12, 1993 expressed an unqualified opinion on those financial highlights.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                                                            DIRECTORS & OFFICERS


BOARD OF DIRECTORS                                    OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                      Charles T. Bauer                             11 Greenway Plaza
Chairman and Chief Executive Officer                  Chairman                                     Suite 1919
A I M Management Group Inc.                                                                        Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                               John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                                    Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                                   Suite 1919
Owen Daly II                                          Gary T. Crum                                 Houston, TX 77046
Director                                              Senior Vice President
Cortland Trust Inc.                                                                                TRANSFER AGENT
                                                      Scott G. Lucas
Carl Frischling                                       Senior Vice President                        A I M Fund Services, Inc.
Partner                                                                                            P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                     Carol F. Relihan                             Houston, TX 77210-4739
                                                      Senior Vice Presidentand Secretary
Robert H. Graham                                                                                   CUSTODIAN
President and Chief Operating Officer                 Jonathan C. Schoolar
A I M Management Group Inc.                           Senior Vice President                        State Street Bank & Trust
                                                                                                   225 Franklin Street
John F. Kroeger                                       Melville B. Cox                              Boston, MA 02110
Formerly Consultant                                   Vice President
Wendell & Stockel Associates, Inc.                                                                 COUNSEL TO THE FUND
                                                      Dana R. Sutton
Lewis F. Pennock                                      Vice President and Assistant Treasurer       Ballard Spahr
Attorney                                                                                           Andrews & Ingersoll
                                                      P. Michelle Grace                            1735 Market Street
Ian W. Robinson                                       Assistant Secretary                          Philadelphia, PA 19103
Consultant; Formerly Executive Vice President and
Chief Financial Officer                               David L. Kite                                COUNSEL TO THE DIRECTORS
Bell Atlantic Management                              Assistant Secretary
Services, Inc.                                                                                     Kramer, Levin, Naftalis & Frankel
                                                      Nancy L. Martin                              919 Third Avenue
Louis S. Sklar                                        Assistant Secretary                          New York, NY 10022
Executive Vice President
Hines Interests                                       Ofelia M. Mayo                               DISTRIBUTOR
Limited Partnership                                   Assistant Secretary
                                                                                                   A I M Distributors, Inc.
                                                      Kathleen J. Pflueger                         11 Greenway Plaza
                                                      Assistant Secretary                          Suite 1919
                                                                                                   Houston, TX 77046
                                                      Samuel D. Sirko
                                                      Assistant Secretary                          AUDITORS

                                                      Stephen I. Winer                             KPMG Peat Marwick LLP
                                                      Assistant Secretary                          700 Louisiana
                                                                                                   NationsBank Bldg.
                                                      Mary J. Benson                               Houston, TX 77002
                                                      Assistant Treasurer



REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Class A and Class B shares paid ordinary dividends in the amount of $0.737 and $0.663 per share, respectively, during the Fund's tax year ended October 31, 1996. Of this amount 35% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.324 per share for Class A and Class B shares during the Fund's tax year ended October 31, 1996.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 11% was derived from U.S. Treasury obligations.

[PHOTO OF 11 GREENWAY PLAZA                                                 THE AIM FAMILY OF FUNDS -- REGISTERED TRADEMARK --
APPEARS HERE]
                                                                            AGGRESSIVE GROWTH
                                                                            AIM Aggressive Growth Fund*
                                                                            AIM Capital Development Fund
                                                                            AIM Constellation Fund
                                                                            AIM Global Aggressive Growth Fund

                                                                            GROWTH
                                                                            AIM Blue Chip Fund
                                                                            AIM Global Growth Fund
                                                                            AIM Growth Fund
                                                                            AIM International Equity Fund
                                                                            AIM Value Fund
                                                                            AIM Weingarten Fund

                                                                            GROWTH AND INCOME
                                                                            AIM Balanced Fund
                                                                            AIM Charter Fund

                                                                            INCOME AND GROWTH
                                                                            AIM Global Utilities Fund

                                                                            HIGH CURRENT INCOME
                                                                            AIM High Yield Fund

                                                                            CURRENT INCOME
                                                                            AIM Global Income Fund
                                                                            AIM Income Fund

                                                                            CURRENT TAX-FREE INCOME
                                                                            AIM Municipal Bond Fund
                                                                            AIM Tax-Exempt Bond Fund of CT
                                                                            AIM Tax-Free Intermediate Shares

                                                                            CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                            AIM Intermediate Government Fund

                                                                            HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                            AIM Limited Maturity Treasury Shares

                                                                            STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                            AIM Money Market Fund

                                                                            STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                            AIM Tax-Exempt Cash Fund
A I M Management Group Inc. has provided leadership in the mutual fund
industry since 1976 and currently manages approximately $60 billion in      *AIM Aggressive Growth Fund was closed to new investors
assets for more than 3.5 million shareholders, including individual         on July 18, 1995. For more complete information about
investors, corporate clients, and financial institutions. The AIM           any AIM Fund(s), including sales charges and expenses,
Family of Funds -- Registered Trademark -- is distributed nationwide,       ask your financial consultant or securities dealer for
and AIM today ranks among the nation's top 15 mutual fund companies in      a free prospectus(es). Please read the prospectus(es)
assets under management, according to Lipper Analytical Services, Inc.      carefully before you invest or send money.


                                                                            ----------------
[AIM LOGO APPEARS HERE]                                                         BULK RATE
                                                                              U.S. POSTAGE
A I M Distributors, Inc.                                                         PAID
11 Greenway Plaza, Suite 1919                                                 HOUSTON, TX
Houston, TX 77046                                                           Permit No. 1919
                                                                            ----------------
